SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                _________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 18, 1997


                               CENDANT CORPORATION
                              ______________________
              (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE         1-10308         06-0918165
                   ________         _______         __________
                (State or Other   (Commission    (I.R.S. Employer
                Jurisdiction of  File Number)   Identification No.)
                Incorporation)

              6 SYLVAN WAY, PARSIPPANY, NEW JERSEY       07054
              ________________________________________   ______
              (Address of Principal Executive Offices) (Zip Code)

                                  (973) 428-9700
                                  ______________
               (Registrant's Telephone Number, Including Area Code)

                              CUC International Inc.
                                707 Summer Street
                           Stamford, Connecticut 06901
                                  ______________
          (Former Name or Former Address, if Changed Since Last Report)





         ITEM 5.   Other Events.

                   On December 18, 1997, CUC International Inc., a Dela-ware Corporation (the "Company"), and HFS Incorporated, a Dela-ware corporation ("HFS"), issued a joint press release announc-ing the completion of the merger ("Merger") of HFS with and into the Company, with the Company surviving and changing its name to "Cendant Corporation". A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         ITEM 4.  Changes in Registrant's Certifying Accountant.

                   Ernst & Young LLP has been the independent auditors of the Company. Deloitte & Touche LLP has been the independent auditors of HFS. The two audit firms have been engaged by the Company to audit the financial statements of the Company. A successor auditor will be named at a later date.











































         ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)  Exhibits.


              99.1 Press Release issued by the Company and HFS Incorporated on December 18, 1997

         ITEM 8.  Change in Fiscal Year.

                   In addition, at the effective time of the Merger, the Company changed the day on which its fiscal year ends from January 31 to December 31.















































                                    SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.

                                       CENDANT CORPORATION


                                       By: /s/ James E. Buckman
                                            Name:   James E. Buckman
                                            Title:  Senior Executive
                                                    Vice President and
                                                    General Counsel

         Dated:  December 18, 1997












































                                  EXHIBIT INDEX


         Exhibit No.                                           Page No.

         99.1                Press Release issued by the
                             Company and HFS Incorporated on
                             December 18, 1997
















































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